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                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):
                             August 31, 1998

                          INTERWEST BANCORP, INC.

          (Exact name of registrant as specified in its charter)

                                 WASHINGTON
              (State or other jurisdiction of incorporation)

                0-26632                          91-1691216
       ------------------------        -------------------------------
       (Commission File Number)        IRS Employer Identification No.

                          275 S.E. Pioneer Way
                          Oak Harbor, WA 98227
           (Address of principal executive offices) (zip code)

    Registrant's telephone number, including area code: (360) 679-4181

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Effective August 31, 1998, InterWest completed its pending merger with Kittitas Valley Bancorp, Inc. ("Kittitas"), resulting in its wholly owned subsidiary, Kittitas Valley Bank, N.A., Ellensburg, Washington, becoming a wholly owned subsidiary of InterWest. The Merger was accomplished pursuant to an Agreement and Plan of Merger dated as of April 20, 1998 (the "Agreement"). The Agreement was included as Appendix A to the Proxy Statement/Prospectus dated July 16, 1998, previously filed by InterWest as part of its Registration Statement on Form S-4 with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION, AND EXHIBITS

     (a) Financial Statements - The requisite historical financial information will be filed as soon as available, but no later than 60 days after this Report was required to be filed.

     (b) Pro forma Financial Information - The requisite pro forma financial information will be filed as soon as available, but no later than 60 days after this Report was required to be filed.

     (c)  EXHIBITS.

          (99.1) Press Release dated August 31, 1998 issued by InterWest to announce the completion of the Merger with Kittitas.

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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: August 31, 1998

                                   INTERWEST BANCORP, INC.

                                   By /s/ Stephen M. Walden
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                                      Stephen M. Walden
                                      President and Chief Executive Officer